UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2024 (January 22, 2024)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300

The Woodlands, TX 77381

(Address, including zip code, of principal executive offices)

(832) 709-2563

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Capital Market LLC
Warrants to purchase common stock	THWWW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K filed by Target Hospitality Corp. (the “Company”) with the Securities and Exchange Commission on January 23, 2024 (the “Original 8-K”). The sole purpose of this Amendment is to update the disclosure under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Original 8-K to include additional disclosure regarding Eric Kalamaras’s departure arrangements that were not determined or available at the time of the Original 8-K. No other changes are being made to the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original 8-K, on January 22, 2024, the Company and Eric T. Kalamaras, the former Chief Financial Officer of the Company, agreed that Mr. Kalamaras’s employment would cease effective as of January 22, 2024.

The Company and Mr. Kalamaras have entered into an agreement (the “Agreement”) relating to his departure from the Company pursuant to which, among other things: (i) Mr. Kalamaras will receive (a) severance payment equal to the sum of one year of 2023 base salary and target bonus as defined in the employment agreement to be paid during the twelve month period following Mr. Kalamaras’s departure in accordance with the Company’s normal payroll practices, (b) a bonus based on the Company’s actual performance for the fiscal year ending December 31, 2023 and (c) a prorated bonus based on the Company’s actual performance for the fiscal year ending December 31, 2024 and (ii) Mr. Kalamaras’s previously granted equity awards will vest over the twelve month period following Mr. Kalamaras’s departure as if his employment with the Company continued during such period.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Separation Agreement and Release, dated as of January 25, 2024, by and between Target Logistics Management, LLC and Eric T. Kalamaras

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: January 29, 2024		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary